Morgan Stanley

Long Duration Government Opportunities Fund

Summary Prospectus | April 30, 2026

Share Class and Ticker Symbols
Class A	Class L	Class I	Class C
USGAX	USGCX	USGDX	MSGVX

Before you invest, you may want to review the Fund’s statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and the most recent Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), online at www.morganstanley.com/im/MSLongDurationGovernmentOpportunities. You can also get this information at no cost by calling toll-free  1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s Prospectus and SAI, both dated April 30, 2026 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Investment Objective

Morgan Stanley Long Duration Government Opportunities Fund (the “Fund”) seeks a high level of current income consistent with safety of principal.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.

For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any shares of the Fund and/or certain other Morgan Stanley Multi-Class Funds already held in Related Accounts (as defined in the section of this Prospectus entitled “Shareholder Information — Share Class Arrangements”) as of the date of the transaction, amounts to  $100,000 or more. More information about this combined purchase discount and other discounts is available from your financial intermediary and on page 31 of the Prospectus in the section entitled “Shareholder Information — Share Class Arrangements” and in the section of the Fund’s Statement of Additional Information (“SAI”) entitled “Purchase, Redemption and Pricing of Shares.” In addition, Appendix A attached to the Prospectus contains more information regarding financial intermediary-specific sales charge waivers and discounts.

Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

MSLDGOSUMPRO 4/26

Morgan Stanley Prospectus | Fund Summary

Long Duration Government Opportunities Fund  (Con’t)

Shareholder Fees (fees paid directly from your investment)

	Class A	Class L	Class I	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	0.75%[1]	None	None	1.00%[2]
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 0.75% that will be imposed if you sell your shares within 12 months after purchase, except for certain specific circumstances. See “Shareholder Information—Share Class Arrangements” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after the last day of the month of purchase. See “Shareholder Information—Share Class Arrangements” for a complete discussion of the CDSC.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class L	Class I	Class C
Advisory Fee	0.42%	0.42%	0.42%	0.42%
Distribution and/or Shareholder Service (12b-1) Fee	0.25%	0.50%	None	1.00%
Other Expenses	0.56%	0.64%	0.51%	0.73%
Total Annual Fund Operating Expenses[1]	1.23%	1.56%	0.93%	2.15%
Fee Waiver and/or Expense Reimbursement[1]	0.38%	0.44%	0.44%	0.53%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.85%	1.12%	0.49%	1.62%
1	The Fund’s “Adviser” and “Administrator,” Morgan Stanley Investment Management Inc., has agreed to waive all or a portion of its advisory fee, its administration fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class A, 1.12% for Class L, 0.49% for Class I and 1.62% for Class C. The fee waivers and/or expense reimbursements will continue for at least one year from the date of this Prospectus or until such time as the Fund’s Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year).  After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class A	$ 409	$ 666	$ 943	$ 1,733
Class L	$ 114	$ 450	$ 808	$ 1,819
Class I	$ 50	$ 252	$ 472	$ 1,103
Class C	$ 265	$ 622	$ 1,106	$ 2,206

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class A	$ 409	$ 666	$ 943	$ 1,733
Class L	$ 114	$ 450	$ 808	$ 1,819
Class I	$ 50	$ 252	$ 472	$ 1,103
Class C	$ 165	$ 622	$ 1,106	$ 2,206

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the

Morgan Stanley Prospectus   |   Fund Summary

Long Duration Government Opportunities Fund (Con’t)

Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 349%  of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in a portfolio of U.S. government securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. In making investment decisions, the Adviser considers economic developments, interest rate trends and other factors. The Fund is not limited as to the maturities of the U.S. government securities in which it may invest. The U.S. government securities that the Fund may purchase include: U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government; securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States; securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury; securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality; and securities guaranteed by the U.S. Government or its agencies and instrumentalities or securities supported by the U.S. Government in some other way, such as the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. The Fund’s investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity. Under normal circumstances, the Adviser expects to construct an investment portfolio for the Fund with a dollar-weighted average effective duration of at least ten years. Duration measures the time-weighted expected cash flows of a fixed-income security.

The mortgage-backed securities in which the Fund may invest include mortgage pass-through securities, commercial mortgage-backed securities (“CMBS”), collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities (“SMBS”) and inverse floating rate obligations (“inverse floaters”). In addition, the Fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”).

The Fund may also invest in (i) asset-backed securities and (ii) commercial paper rated in the highest investment grade (currently A1/P1/F1) by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”) or Fitch Ratings Inc. (“Fitch”). For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used. The Fund may invest in restricted and illiquid securities.

The Fund may, but it is not required to, use derivative instruments for risk management or other portfolio management purposes, including to adjust the Fund’s dollar-weighted average effective duration. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques, such as reverse repurchase agreements. These derivative instruments will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Fund is not a money market fund, does not seek to maintain a stable NAV and does not qualify for the tax relief afforded to money market funds by the U.S. Treasury.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. Investments in the Fund involve risks and you should not rely on the Fund as a complete investment program. The relative significance of each risk factor summarized below may change over time and you should review each risk factor carefully because any one or more of these risks may result in losses to the Fund. The principal risks of investing in the Fund include:

•	U.S. Government Securities. Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities are also subject to interest rate risks and can exhibit price fluctuations resulting from increases or decreases in interest rates.

•	Zero Coupon Securities. The interest earned on zero coupon securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise. A zero coupon

Morgan Stanley Prospectus | Fund Summary

Long Duration Government Opportunities Fund  (Con’t)

security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis.

•	Credit and Interest Rate Risk. Credit risk refers to the possibility that the issuer or guarantor of a security, or counterparty to a transaction, will be unable or unwilling or perceived to be unable or unwilling to make interest payments and/or repay the principal on its debt or otherwise honor its obligations, including the risk of default. In such instances, the value of the Fund could decline and the Fund could lose money. If an issuer’s, guarantor’s or counterparty’s financial condition worsens, the credit quality of the issuer, guarantor or counterparty may deteriorate. Credit ratings may not be an accurate assessment of financial condition, liquidity or credit risk. Although credit ratings may not accurately reflect the true credit risk of an instrument, a change in the credit rating of an instrument or an issuer, guarantor or counterparty, or the market’s perception of the creditworthiness of an instrument or issuer, guarantor or counterparty can have a rapid, adverse effect on the instrument’s value and liquidity and make it more difficult for the Fund to sell at an advantageous price or time. Interest rate risk refers to the decline in the value of a fixed-income security resulting from changes in the general level of interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up but the yield or income from new issuances of fixed-income securities generally decreases. Securities with longer durations will generally be more sensitive to changes in interest rates than securities with shorter durations. Fluctuations in interest rates may also affect the liquidity of and income generated by fixed-income instruments held by the Fund. The Fund may invest in variable and floating rate loans and other variable and floating rate securities. Although the value of these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. Changing interest rates may have unpredictable effects on the markets and may detract from Fund performance. A changing interest rate environment increases certain risks, including the potential for periods of market volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk).

•	Asset-Backed Securities. Asset-backed securities are subject to credit (such as a borrower’s default on its mortgage obligation and the default or failure of a guarantee underlying the asset-backed security), interest rate and certain additional risks, including the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk and extension risk, which may vary depending on the type of asset. Due to these risks, asset-backed securities may become more volatile in certain interest rate environments.

•	Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of mortgage-backed securities will increase and market price will decrease. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in NAV per share. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, mortgage-backed securities are subject to credit risk. The Fund may invest in non-agency mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Non-agency mortgage-backed securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying non-agency mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Furthermore, mortgage-backed securities may be subject to risks associated with the assets underlying those securities, such as a decline in value. Investments in mortgage-backed securities may give rise to a form of leverage (indebtedness) and may cause the Fund’s portfolio turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. The risks associated with mortgage-backed securities typically become elevated during periods of distressed economic, market, health and labor

Morgan Stanley Prospectus   |   Fund Summary

Long Duration Government Opportunities Fund (Con’t)

conditions. In particular, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters may adversely affect the Fund’s investments in mortgage-backed securities. In addition, commercial mortgage-backed securities are also subject to risks associated with reduced demand for commercial and office space, tightening lending standards and increased interest and lending rates, and other developments adverse to the commercial real estate market.

•	Commercial Mortgage-Backed Securities. CMBS are subject to risks similar to those associated with mortgage-backed securities, including credit risk and prepayment risk. The values of, and income generated by, CMBS may also be adversely affected by, among other things, changing interest rates, tightening lending standards, and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to convert properties for other uses.

•	Collateralized Mortgage Obligations. CMOs are comprised of various tranches, the expected cash flows of which have varying degrees of predictability as compared with the underlying mortgage loans or mortgage pass-through entities. The less predictable the cash flow, the higher the yield and the greater the risk. In addition to the risks generally associated with mortgage-backed securities, if the collateral securing CMOs or any third-party guarantees is insufficient to make payments, the Fund could sustain a loss. Like other mortgage-backed securities, CMOs are subject to credit risk. The Fund invests in both agency and non-agency CMOs. Some agency CMOs have reduced credit risk as they are government guaranteed.

•	Stripped Mortgage-Backed Securities. In addition to the risks generally associated with mortgage-backed securities, investments in each class of SMBS are extremely sensitive to changes in interest rates. The interest-only or “IO” class tends to decrease in value substantially if interest rates decline and prepayment rates become more rapid. The principal-only or “PO” class tends to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in SMBS and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment. Like other mortgage-backed securities, SMBS are subject to credit risk. The Fund invests in both agency and non-agency SMBS. Some agency SMBS have reduced credit risk as they are government guaranteed.

•	Inverse Floaters. Inverse floating rate obligations are obligations that pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

•	Liquidity. The Fund may make investments that are less liquid, illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a market where credit spread and interest rate volatility is rising and where investor redemptions from fixed-income mutual funds may be higher than normal. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.

•	Derivatives. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument, including market risk, and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic, geopolitical and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. These types of events may be sudden and unexpected, and could adversely affect the value (or income generated by) and liquidity of the Fund’s investments, which may in turn impact the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters or events, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions and the threat or actual imposition of tariffs, trade barriers and other protectionist or retaliatory measures) adversely interrupt or otherwise affect the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global

Morgan Stanley Prospectus | Fund Summary

Long Duration Government Opportunities Fund  (Con’t)

financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These types of events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance or value of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted.

•	Portfolio Turnover. Consistent with its investment policies, the Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover will cause the Fund to incur additional transaction costs.

•	Active Management Risk. In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

•	Fixed-Income Securities. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk).The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest but, under normal circumstances, the Adviser expects to construct an investment portfolio for the Fund with a dollar-weighted average effective duration of at least ten years. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than similar securities with shorter durations. In turn, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity.

•	When-Issued Securities, Delayed Delivery Securities, TBAs and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when-issued, delayed delivery or through a forward commitment basis. For example, the Fund may invest in TBAs, which settle on a delayed delivery basis. These investments may result in a form of leverage and may increase volatility in the Fund’s share price. In a TBA transaction, the seller agrees to deliver the MBS for an agreed upon price on an agreed upon future date, but makes no guarantee as to which or how many securities are to be delivered. Accordingly, the Fund’s investments in TBAs are subject to risks such as failure of the counterparty to perform its obligation to deliver the security, the characteristics of a security delivered to the Fund may be less favorable than expected and the security the Fund buys will lose value prior to its delivery. The Fund’s purchase of other securities on a when-issued, delayed delivery or through a forward commitment basis are subject to similar risks. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not benefit if the value of the security appreciates above the sale price during the commitment period and the Fund is subject to failure of the counterparty to pay for the securities.

•	Reverse Repurchase Agreements Risk. In the event of the insolvency of the counterparty to a reverse repurchase agreement, recovery of the securities sold by the Fund may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowings, they constitute a form of leverage. Leverage magnifies the potential for gain and the risk of loss. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Please see “Additional Information About Fund Investment Strategies and Related Risks” in the Fund’s prospectus for a more detailed description of risks of investing in the Fund. Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class A shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and ten year periods and since inception compare with those of a broad measure of market performance and one or more additional indexes and a custom benchmark. The additional index(es) in the table provide a means to compare the Fund’s average annual total returns to a benchmark that the Adviser believes is representative of the Fund’s investment universe. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing

Morgan Stanley Prospectus   |   Fund Summary

Long Duration Government Opportunities Fund (Con’t)

fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted).  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-869-6397.

Effective May 31, 2023, the Fund’s principal investment strategies changed. The performance information in the bar chart and table prior to that date reflects the Fund’s prior principal investment strategies.

Annual Total Returns—Calendar Years1

During the periods shown in the bar chart above:

High Quarter	12/31/23	16.80%
Low Quarter	12/31/24	-11.47%

Average Annual Total Returns1
(for the periods ended December 31, 2025)

	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception
Class A2
Return Before Taxes	9.81%	-1.60%	0.86%	2.91%
Return After Taxes on Distributions[3]	7.65%	-3.11%	-0.50%	1.39%
Return After Taxes on Distributions and Sale of Fund Shares	5.75%	-1.85%	0.07%	1.60%
Class L2
Return Before Taxes	13.10%	-1.26%	0.90%	2.62%
Class I2
Return Before Taxes	13.91%	-0.61%	1.54%	3.31%
Class C2
Return Before Taxes	11.54%	-1.75%	0.56%	0.47%[4]
Bloomberg U.S. Universal Index (reflects no deduction for fees, expenses or taxes)[5]	7.58%	0.06%	2.44%	4.44%[6]
Bloomberg U.S. Long Treasury Index (reflects no deduction for fees, expenses or taxes)[7]	5.59%	-7.23%	0.02%	4.87%[6]
Bloomberg U.S. Government/Mortgage/Bloomberg U.S. Long Treasury Blended Index (reflects no deduction for fees, expenses or taxes)[8]	5.59%	-2.81%	0.29%	3.48%[6]
1	During 2016, the Fund received proceeds related to certain non-recurring litigation settlements. Had these settlements not occurred, the 2016 and 10 year and since inception (where applicable) returns before and after taxes for such periods would have been lower.
2	Class A, L and I shares commenced operations on July 28, 1997. Class C shares commenced operations on April 30, 2015.
3	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.
4	Class C shares will generally automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

Morgan Stanley Prospectus | Fund Summary

Long Duration Government Opportunities Fund  (Con’t)

5	The Bloomberg U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-Employee Retirement Income Security Act of 1974 (non-ERISA) eligible portion of the CMBS Index. The index covers U.S. dollar-denominated, taxable bonds that are rated either investment grade or high-yield. It is not possible to invest directly in an index.
6	Since inception reflects the inception date of Class A shares.
7	The Bloomberg U.S. Long Treasury Index measures the performance of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury with a maturity greater than 10 years. Separate trading of registered interest and principal of securities (STRIPS) are excluded from the index because their inclusion would result in double-counting. It is not possible to invest directly in an index.
8	The Bloomberg U.S. Government/Mortgage/Bloomberg U.S. Long Treasury Blended Index is a performance linked benchmark of the Fund’s old benchmark prior to May 31, 2023 and the Fund’s benchmark for the period after May 31, 2023. The Fund’s benchmark prior to May 31, 2023 represented by Bloomberg U.S. Government/Mortgage Index (an index that includes Treasuries, government related issues, and agency mortgage backed pass through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) and the Fund’s benchmark for the period after May 31, 2023 represented by Bloomberg U.S. Long Treasury Index. It is not possible to invest directly in an index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from the Class A shares’ returns. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. Information about the members jointly and primarily responsible for the day-to-day management of the Fund’s portfolio is shown below:

Name	Title with Adviser	Date Began Managing Fund
Gregory Finck	Managing Director	February 2026
Andrew Szczurowski, CFA	Managing Director	May 2023

Purchase and Sale of Fund Shares

The Fund has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $1 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. The minimum initial investment requirements may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled “Shareholder Information—How to Buy Shares—Minimum Investment Amounts.”

You can purchase or sell Fund shares on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o SS&C Global Investor and Distribution Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-869-6397) or by contacting your Morgan Stanley Financial Advisor or an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc.  (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. Your shares will be sold at the next price calculated after we receive your order to redeem. If you sell Class A or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Buy Shares” and “—How To Sell Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount,

Morgan Stanley Prospectus   |   Fund Summary

Long Duration Government Opportunities Fund (Con’t)

may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

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© 2026 Morgan Stanley

MSLDGOSUMPRO 4/26